SUMMARY PROSPECTUS January 31, 2026

Sanford C. Bernstein Fund, Inc.

Tax-Aware Overlay A Portfolio

Ticker: Class 1–SATOX; Class 2–SATTX

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s Prospectus and Statement of Additional Information, both dated January 31, 2026 and as may be amended or further supplemented, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Portfolio’s Prospectus and other information about the Portfolio, go to http://www.alliancebernstein.com/links/pcmf, email a request to prorequest@alliancebernstein.com, or call (collect) (212) 486-5800.

PRO-0119-TAOA-0126

INVESTMENT OBJECTIVE:

The investment objective of the Tax-Aware Overlay A Portfolio (“Portfolio”) is to manage the volatility of an equity-oriented asset allocation over the long term, as part of an investor’s overall asset allocation managed by Bernstein Private Wealth Management of AllianceBernstein L.P.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)

	Class 1	Class 2
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fees	0.90%	0.90%

Distribution and/or Service (12b-1) Fees	None	None

Other Expenses:
Shareholder Servicing	0.20%	0.00%
Interest Expense	0.12%	0.12%
Transfer Agent	0.01%	0.01%
Other Expenses	0.03%	0.03%

Total Other Expenses	0.36%	0.16%

Acquired Fund Fees and Expenses	0.31%	0.31%

Total Annual Portfolio Operating Expenses	1.57%	1.37%

Fee Waiver/ Expense Reimbursement(a)	(0.30)%	(0.30)%

Total Annual Portfolio Operating Expenses after Fee Waiver/Expense Reimbursement(b)	1.27%	1.07%

(a)

The Manager has contractually agreed to waive its fees and/or reimburse expenses of the Portfolio in order to offset all fees and expenses related to the Portfolio’s investment in certain other registered funds advised by the Manager. This contractual waiver extends until January 31, 2027.

(b)	If interest expense were excluded, net expenses would be as follows:

Class 1	Class 2
1.15%	0.95%

Examples

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same and that any fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

	Class 1	Class 2
After 1 Year	$129	$109

After 3 Years	$466	$404

After 5 Years	$827	$721

After 10 Years	$1,842	$1,620

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 24% of the average value of its portfolio.

PRINCIPAL STRATEGIES:

The Portfolio is intended to be used as part of a broader investment program administered directly by Bernstein Private Wealth Management of AllianceBernstein L.P. (“Bernstein”). The performance and objectives of the Portfolio should be evaluated only in the context of the investor’s complete investment program. The Portfolio is NOT designed to be used as a stand-alone investment.

The Portfolio may invest in a diversified portfolio of securities and other financial instruments, including derivative instruments, that provide investment exposure to a variety of asset classes. These asset classes may include: equity securities and fixed-income instruments of issuers located within and outside the United States, real estate related securities, below-investment grade (“high yield”) securities (commonly known as “junk bonds”), currencies and commodities. By adjusting investment exposure among the various asset classes in the Portfolio, AllianceBernstein L.P. (the “Manager”) seeks to manage the volatility of diversified client portfolios managed by Bernstein that reflect a significant allocation to equity securities. The Portfolio’s asset class exposures may be implemented and adjusted either through transactions in individual securities or through derivatives. The Portfolio seeks to minimize the impact of U.S. federal income taxes on shareholders’ returns over time by managing the impact of portfolio turnover. Income earned by the Portfolio may be taxable.

The Portfolio obtains equity exposure by investing directly in equity securities, through investments in other registered funds, including, but not limited to, other funds managed by the Manager, and through derivatives. Equity securities are generally common stocks, but may also include preferred stock, warrants and convertible securities of U.S. and foreign issuers, including sponsored or unsponsored American Depositary Receipts and Global Depositary Receipts and derivatives. When investing directly in equity securities, the Portfolio generally pursues a combination of quality and low volatility equities. The research analyses that support buy and sell decisions for the Portfolio are fundamental and bottom-up, based largely on specific company and industry findings and taking into account broad economic forecasts.

The Portfolio expects to use options strategies (involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices), futures contracts (including futures contracts on individual securities and stock indices), swap agreements (including interest rate swaps and currency swaps) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may obtain fixed-income exposure through derivatives but may also invest directly in U.S., international and emerging market fixed-income instruments, including high yield securities and inflation-protected securities. To identify attractive bonds for the Portfolio, the Manager combines quantitative and fundamental research forecasts through a disciplined investment process to identify opportunities among country/yield curves, sectors, securities and currencies. The Portfolio’s fixed-income instruments are primarily investment grade debt securities, but may also include below-investment grade securities and preferred stock.

The Manager alters asset class exposures as market and economic conditions change. The Manager employs risk/return tools and fundamental research insights to determine how to adjust the Portfolio’s exposures to various asset classes. These dynamic adjustments to the Portfolio’s asset class exposures are implemented principally through the use of derivatives. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions. The Portfolio may invest part or all of its portfolio in U.S. Government obligations or investment-grade debt securities of U.S. issuers, including municipal issuers.

The Manager also may use ETFs, exchange traded notes, structured investments and commodity-linked notes in seeking to carry out the Portfolio’s investment strategies. The Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Manager may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

The Manager employs tax management strategies in an attempt to reduce the impact of U.S. federal income taxes on shareholders in the Portfolio. For example, the Manager considers the tax impact that buy and sell investment decisions will have on the Portfolio’s shareholders. The Manager may sell certain securities in order to realize capital losses. Capital losses may be used to offset realized capital gains. To minimize capital gains distributions, the Manager may sell securities in the Portfolio with the highest cost basis. The Manager may monitor the length of time the Portfolio has held an investment to evaluate whether the investment should be sold at a short-term gain or held for a longer period so that the gain on the investment will be taxed at the lower long-term rate. In making this decision, the Manager considers whether, in its judgment, the risk of continued exposure to the investment is worth the tax savings of a lower capital gains rate. There can be no assurance that any of these strategies will be effective or that their use will not adversely affect the gross returns of the Portfolio.

Exposure to certain other asset classes may also be achieved through investments in other registered funds advised by the Manager (“AB Mutual Funds”), including the AB All Market Real Return Portfolio of AB Bond Fund, Inc.

PRINCIPAL RISKS:

The Portfolio is intended to be used as part of a broader investment program administered directly by Bernstein. The performance and objectives of the Portfolio should be evaluated only in the context of the investor’s complete investment program. Changes in value of the Portfolio may be particularly pronounced because the Portfolio is managed in such a fashion as to affect the investor’s assets subject to that broader investment program. The Portfolio is NOT designed to be used as a stand-alone investment.

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Market Risk: The Portfolio is subject to market risk, which is the risk that securities prices in general or in particular countries or sectors may decline over short or extended periods. Securities prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; inflationary pressures; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts (including war or civil disturbance and acts of terrorism); cybersecurity events; market disruptions caused by tariffs; trade disputes; levels of government debt and deficits and measures to address budget deficits; downgrading of sovereign debt; sanctions or other government actions; and other factors.

The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs on various categories of goods imported from the other country, restrictions on investment and adverse impacts on affected companies and securities. For example, the current political climate between the United States and China has intensified concerns about protectionist trade policies and a potential trade war between China and the United States. The United States has imposed tariffs and other trade barriers on Chinese exports and placed other restrictions on or barriers to investments in China. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolio’s assets. In addition, an increase in tariffs or trade restrictions, or even the threat of such increased tariffs or restrictions, could lead to a significant reduction in international trade, which could have a negative impact on the global economy and a commensurately negative impact on the Portfolio. The United States government has in the recent past acted to prohibit U.S. persons, such as the Portfolio, from owning, and required them to divest, certain Chinese companies designated as related to the Chinese military. There is no assurance that more such companies will not be so designated in the future, which could limit the Portfolio’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Some countries and regions in which the Portfolio invests have strained international relations due to territorial disputes, historical animosities or other defense concerns. Incidents involving a country’s or region’s security may cause uncertainty in the markets and may adversely affect a Portfolio’s investments. For example, the Chinese government is involved in a territorial dispute with Taiwan as well as other territorial disputes; the risk of a forced unification with Taiwan by the Chinese government may adversely affect securities of Chinese, Taiwan-based and other issuers both in and outside the region. If the political climate between the United States, China and other countries in Asia continues to deteriorate, economies and markets may be adversely affected.

Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as potential trade imbalances with China or other countries; or sanctions or other government actions imposed by the U.S. or a foreign country, including those against specific individuals or companies (or countermeasures taken in response to such sanctions), may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict, including Russia’s military invasion of Ukraine and the conflict involving Israel, Iran and other countries in the Middle East, terrorism, natural disasters (including the spread of infectious illness) and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

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Allocation Risk: The allocation of investments among different global asset classes may have a significant adverse effect on the Portfolio’s net asset value (“NAV”) when one of these asset classes is performing more poorly than others. The use of dynamic asset allocation strategies by the Manager may result in less favorable performance than if such strategies had not been used. As direct investments, investments in other funds and derivative positions will be periodically rebalanced to reflect the Manager’s view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that asset allocation decisions may not achieve the desired results and, as a result, the Portfolio may incur significant losses.

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Derivatives Risk: The Portfolio intends to use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. While hedging can guard against potential risks, there is also a risk that a derivative intended as a hedge may not perform as expected. In addition to other risks such as the credit risk of the counterparty (the party on the other side of the transaction), derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. A short position in a derivative instrument involves the risk of an unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Portfolio to suffer a potentially unlimited loss. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted as margin or collateral for derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. Government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives as well as additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

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Leverage Risk: Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolio’s investments and make it more volatile. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

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Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult or impossible to purchase or sell, possibly preventing the Portfolio from purchasing or selling these securities at an advantageous price. In certain cases, governmental actions could prevent sales of securities or repatriation of proceeds. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Illiquid securities may also be difficult to value. If the Portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the Portfolio may be forced to sell at a substantial loss or may not be able to sell at all.

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Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolio’s NAV, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

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Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities, such as less liquid, less transparent, less regulated and more volatile markets. These risks include risks related to unfavorable or unsuccessful government actions, reduction of government or central bank support, economic sanctions and tariffs and potential responses to those sanctions and tariffs, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, social instability, armed conflict, and other adverse market, economic, political and regulatory factors, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

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Emerging Markets Securities Risk: The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging market countries because the markets are less developed, less liquid and subject to increased potential for market manipulation, and there may be a greater amount of economic, political and social uncertainty. These risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. Emerging markets typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a pandemic, climate change, or a natural disaster.

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Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

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Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

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Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Portfolio performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates.

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Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating, although credit ratings are opinions and not guarantees of quality. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

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Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

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Commodity Risk: The value of commodity-linked derivatives, exchange traded notes and exchange-traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as changes in climate conditions, drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

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Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

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Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

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Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

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Subordination Risk: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

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Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

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Real Estate Related Securities Risk: Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; a weakening demand for new office and retail space; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. In addition, global climate change may have an adverse effect on property and security values and may exacerbate the risks of natural disasters. Investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Investing in REITs also involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial and management resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. REIT issuers may also fail to maintain their exemptions from investment company registration or fail to qualify for the “dividends paid deduction” under the Internal Revenue Code of 1986, as amended.

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Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including other AB Mutual Funds and ETFs, are subject to market and management risk. The market value of the shares of other investment companies and ETFs may differ from their NAV. In addition, if the Portfolio acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of the investment companies.

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Capital Gain Risk: As of the date of the Portfolio’s Prospectus, a substantial portion of the Portfolio’s net asset value is attributable to realized and/or net unrealized capital gains on portfolio securities. If the Portfolio realizes capital gains in excess of realized capital losses in any fiscal year, it generally expects to make capital gain distributions to shareholders. You may receive distributions that are attributable to appreciation of portfolio securities that happened before you made your investment. Unless you purchase shares through a tax-advantaged account (such as an IRA or 401(k) plan), these distributions will be taxable to you even though they economically represent a return of a portion of your investment. You should consult your tax professional about your investment in the Portfolio.

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Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolio or cause the value of the Portfolio’s shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Manager may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Manager and could have an adverse effect on the value or performance of the Portfolio.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over ten years; and

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how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index and an additional index that more closely reflects the types of securities in which the Portfolio invests.

The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

Bar Chart

The annual returns in the bar chart are for the Portfolio’s Class 1 shares.

During the period shown in the bar chart, the Portfolio’s:

Best Quarter was up 12.08%, 4th quarter, 2020; and Worst Quarter was down -18.47%, 1st quarter, 2020.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2025)

		1 Year	5 Years	10 Years
Class 1*	Return Before Taxes	19.21%	5.92%	5.89%

	Return After Taxes on Distributions	15.80%	3.60%	4.52%

	Return After Taxes on Distributions and Sale of Portfolio Shares	13.70%	4.41%	4.55%
Class 2	Return Before Taxes	19.34%	6.12%	6.09%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)		17.88%	14.42%	14.82%
Composite Benchmark** (reflects no deduction for fees, expenses, or taxes)		19.12%	9.65%	10.62%

*	After-tax returns:

–	Are shown for Class 1 shares only and will vary for Class 2 shares because these Classes have different expense ratios;

–	Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**

The Portfolio measures its performance against a composite benchmark comprised of 53.4% Russell 3000, 20.3% MSCI ACWI ex-USA IMI (net), 6.3% MSCI ACWI Commodity Producers (net), and 20% Bloomberg US Aggregate Bond.

INVESTMENT MANAGER:

AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:

The following table lists the persons responsible for day-to-day management of the Portfolio:

Employee	Length of Service	Title
Caglasu Altunkopru	Since 2021	Senior Vice President of the Manager

Alexander Barenboym	Since 2014	Senior Vice President of the Manager

Vinod Chathlani	Since 2025	Senior Vice President of the Manager

Daniel J. Loewy	Since 2010	Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:

Purchase Minimums*

	Initial	Subsequent
Class 1	$25,000	None
Class 2	$1,500,000	None

*

Note: Initial purchase minimums are measured across all Overlay Portfolios in the aggregate. The Portfolio may waive investment minimums for certain types of retirement accounts or under certain other circumstances.

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC, 66 Hudson Boulevard East, 26th Floor, New York, NY 10001. Your purchase or sale price will be the next-determined NAV after the Portfolio receives your purchase or redemption request in proper form.

TAX INFORMATION:

The Portfolio intends to distribute dividends and/or distributions that may be taxed as ordinary income and/or capital gains.

PRO-0119-TAOA-0126